                                                                 EXHIBIT 10.12.3

                               THIRD AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated effective as of December 28, 2000 (the "Third Amendment"), is entered into between and among HERITAGE SERVICE CORP., a Delaware corporation (the "Borrower") and BANK OF OKLAHOMA, NATIONAL ASSOCIATION ("BOk"), FIRSTAR BANK, N. A., formerly Mercantile Bank National Association ("Firstar"), LOCAL OKLAHOMA BANK, N. A. ("Local") and HARRIS TRUST AND SAVINGS BANK ("Harris") (BOk, Firstar, Local and Harris collectively referred to herein as the "Banks"), BOk, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and Firstar, as co-agent for the Banks (in such capacity, the "Co-Agent").

         WHEREAS, the Borrower, the Banks, the Administrative Agent and the Co-Agent entered into that certain First Amended and Restated Credit Agreement dated as of May 31, 1999, as amended by the First Amendment thereto dated as of October 15, 1999, as further amended by the Second Amendment thereto dated as of May 31, 2000, and as further amended by the Third Amendment thereto dated as of August 10, 2000 (collectively the "Credit Agreement"); and

         WHEREAS, due to certain modifications and amendments to the Operating Partnership Credit Agreement (as defined in the Credit Agreement), resulting in an increase in the maximum outstanding amount of the Working Capital Loan pursuant to the Working Capital Facility from $50,000,000.00 to $65,000,000.00, all as set forth in that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of even date herewith (the "Fourth Amendment"), the Borrower, the Banks (including Harris), the Administrative Agent and the Co-Agent desire to amend and modify certain provisions of the Credit Agreement concerning such matters and issue replacement Revolver Notes to the order of the Banks as follows: Bok ($434,783), Firstar ($260,870), Local ($130,435) and
Harris ($173,912), respectively.

         NOW THEREFORE, the Credit Agreement is hereby amended and modified as follows:

         1. The definition of "Operating Partnership Credit Agreement" in the Credit Agreement is deleted in its entirety and replaced with the following:

                  "Operating Partnership Credit Agreement" means the First Amended and Restated Credit Agreement dated as of May 31, 1999, between and among Heritage Operating, L. P., a Delaware limited partnership, BOk, Firstar and Local, and BOk, as Administrative Agent, and Firstar, as Co-Agent, as amended by the First Amendment thereto dated as of October 15, 1999, as further amended by the Second Amendment thereto dated as of May 31, 2000, as further amended by the Third Amendment thereto dated as of August 10, 2000, and as further amended by the Fourth Amendment thereto dated as of December 28, 2000, between and among the Operating Partnership, the Banks, the Administrative Agent and the Co-Agent, and as further amended and modified from time to time hereafter.

         2. Section 2.1.2(ii) of the Credit Agreement is amended by deleting "$50,000,000" and inserting in lieu thereof "$65,000,000." The form of Exhibit
2.1.4 (Revolver Notes) annexed to the Credit Agreement is replaced with the form of Exhibit 2.1.4 annexed to this Third Amendment and replacement Revolver Notes are being issued concurrently herewith to the order of each of the Banks in accordance with the amounts set forth in the last Preamble clause of this Third Amendment and in Section 10.1 of the Credit Agreement.

         3. Article III of the Credit Agreement is amended by deleting "August 31, 2000" and inserting in lieu thereof "December 31, 2000."

         4. Section 7B.1(i) of the Credit Agreement is amended by deleting "$50,000,000" and inserting in lieu thereof "$65,000,000."

         5. Section 10.1 of the Credit Agreement is deleted in its entirety and replaced by the following:

                  10.1 Interests in Loans/Commitments. The percentage interest of each Bank in the Loans and the Commitments, shall be computed based on the maximum principal amount for each Bank as follows:

                                    Maximum Revolver
                                     Loan Commitment    Percentage
        Bank                             Amount          Interest
        ----                        ----------------  --------------

        BOk                          $   434,783.00          43.4783%
        Firstar                          260,870.00          26.0870%
        Local                            130,435.00          13.0435%
        Harris                           173,912.00          17.3912%
                                     --------------   --------------

        Total                        $ 1,000,000.00         100.0000%
                                     ==============   ==============

                  The foregoing percentage interests, as from time to time in effect and reflected in the Register, are referred to as the "Percentage Interests" with respect to all or any portion of the Loans and Letters of Credit, and the Commitments.

         6. Credit Agreement/Counterparts. All of the remaining terms, provisions and conditions of the Credit Agreement, except as otherwise expressly amended and modified by this Third Amendment, shall continue in full force and effect in all respects. This Third Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute a single Third Amendment. Delivery of an executed counterpart of a signature page to this Third Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Third Amendment.

         7. Further Assurances. The Borrower will, upon the request of the Administrative Agent from time to time, promptly execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Administrative Agent deems necessary or advisable to carry out the intent and purposes of this Third Amendment and the Credit Agreement.

         8. General. The Credit Agreement and all of the other Loan Documents are each confirmed as being in full force and effect. This Third Amendment, the Credit Agreement and the other Loan Documents (including that certain Second Restated Security Agreement and Assignment from Borrower, as debtor, dated as of August 10, 2000) referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of any other term or provision hereof. The headings in this Third Amendment are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Third Amendment and the Credit Agreement is a Loan Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns including as such successors and assigns all holders of any Note. This Third Amendment shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of the State of Oklahoma.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement to be duly executed and delivered in Tulsa, Oklahoma, effective as of the twenty-eighth (28th) day of December, 2000, by the undersigned duly authorized officers thereof.


                                      "Borrower"

                                      HERITAGE SERVICE CORP.,
                                      a Delaware corporation

                                      By
                                        ----------------------------------------
                                        Larry J. Dagley, Vice President and
                                        Chief Financial Officer

                                     "Banks"

                                     BANK OF OKLAHOMA, NATIONAL
                                     ASSOCIATION


                                     By
                                       ----------------------------------------
                                       Denise L. Maltby,
                                       Senior Vice President

                                     FIRSTAR BANK, N. A.


                                     By
                                       ----------------------------------------
                                       John Billings
                                       Senior Vice President

                                     LOCAL OKLAHOMA BANK, N.A.


                                     By
                                       ----------------------------------------
                                       Elisabeth F. Blue,
                                       Senior Vice President

                                       HARRIS TRUST AND SAVINGS BANK


                                       By
                                         --------------------------------------
                                         Timothy E. Broccolo,
                                         Managing Director

                                      "Administrative Agent"

                                      BANK OF OKLAHOMA, NATIONAL
                                      ASSOCIATION


                                      By
                                        ---------------------------------------
                                        Denise L. Maltby,
                                        Senior Vice President

                                      "Co-Agent"

                                      FIRSTAR BANK, N. A.


                                      By
                                        ----------------------------------------
                                        John Billings
                                        Senior Vice President